TRANSAMERICA FUNDS
Transamerica Large Value Opportunities (the “fund”)
Supplement to the Currently Effective Prospectus
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Effective immediately, the fund’s performance (secondary) benchmark will change from the MSCI USA Value Index to the Russell 1000® Value Index. The fund’s broad-based regulatory (primary) benchmark, the Russell 3000® Index, is unchanged.
Effective immediately, the first paragraph of the fund’s “Principal Investment Strategies” section and the “More on Each Fund’s Strategies and Investments” section in the Prospectus relating to the fund are deleted in their entirety and replaced with the following:
The fund normally invests primarily in issuers listed on U.S. exchanges with a focus on value stocks. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large‑cap value companies and other investments with similar economic characteristics. The fund considers large‑cap value companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Value Index. As of June 30, 2026, the market capitalization of the smallest company in the Russell 1000® Value Index was approximately $2.26 billion.
Effective immediately, the following replaces in its entirety the corresponding information in the Prospectus for the fund in the “Performance” section under the sub‑heading “Average Annual Total Returns”:
Average Annual Total Returns (periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					9/11/2000
Return before taxes	9.62%	11.62%	9.25%
Return after taxes on distributions	5.39%	7.87%	6.64%
Return after taxes on distributions and sale of fund shares	7.38%	8.21%	6.71%
Class R (Return before taxes only)	9.22%	11.33%	N/A	9.10%	5/5/2017
Class I3 (Return before taxes only)	9.78%	11.88%	N/A	9.64%	5/5/2017
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
MSCI USA Value Index (reflects no deduction for fees, expenses or taxes)	13.71%	11.11%	10.40%
[1]	Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
[2]
Effective September 25, 2026, the fund’s performance (secondary) benchmark changed to the Russell 1000® Value Index to more accurately reflect the fund’s principal investment strategies. Prior to September 25, 2026, the fund’s performance (secondary) benchmark was the MSCI USA Value Index.

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Investors Should Retain this Supplement for Future Reference

September 28, 2026